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                                                                    EXHIBIT 32.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER,
          AS REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Martin P. Gilmore, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

         (i) The accompanying annual report on Form 10-K for the fiscal year ended December 31, 2003 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         (ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of LightFirst Inc.


                                             Date: April 14, 2004

                                             /s/ Martin P. Gilmore
                                             -----------------------------------
                                             Martin P. Gilmore
                                             President, Chief Executive Officer,
                                             and Chief Financial Officer
                                             (Principal Executive Officer and
                                             Principal Financial Officer)